UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Note Modification Agreements

On April 15, 2023, Arch Therapeutics, Inc. (the “Company”) entered into an amendment (“Amendment No. 4 to the First Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as amended on February 14, 2023, March 10, 2023 and March 15, 2023 (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022 (the “First Closing”). On April 15, 2023, the Company also entered into an amendment (“Amendment No. 4 to the Second Notes” and, together with Amendment No. 4 to the First Notes, “Amendment No. 4 to the 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on February 14, 2023, March 10, 2023 and March 15, 2023 (as amended, the “Second Notes” and, together with the First Notes, the “2022 Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023 (the “Second Closing”).

Under Amendment No. 4 to the 2022 Notes, the 2022 Notes were amended to extend the date of the completion of an uplist to any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American (such transaction, an “Uplist Transaction”) from April 15, 2023 to May 15, 2023.

As a result of the entry into Amendment No. 4 to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 3B Convertible Promissory Notes (the “Series 3B Notes”), the Series 3B Notes were automatically amended to extend the date of completion of an Uplist Transaction from April 15, 2023 to May 15, 2023.

The foregoing descriptions of Amendment No. 4 to the First Notes and Amendment No. 4 to the Second Notes do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 4 to the First Notes and the Form of Amendment No. 4 to the Second Notes which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Amended and Restated Registration Rights Agreement Amendment

On April 15, 2023, the Company entered into an amendment (“Amendment No. 1 to the A&R Registration Rights Agreement”) to that certain Amended and Restated Registration Rights Agreement, dated as of January 18, 2023, by and among the Company and certain institutional and accredited individual investors (as amended, the “A&R Registration Rights Agreement”). Under Amendment No. 1 to the A&R Registration Rights Agreement, the A&R Registration Rights Agreement was amended to extend the filing deadline by which the Company is obligated to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, registering certain securities issued in the Second Closing, from April 18, 2023 to June 17, 2023.

The foregoing description of Amendment No. 1 to the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Amendment No. 1 to the A&R Registration Rights Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Amendment No. 4 to the First Notes, dated April 15, 2023.
10.2	Form of Amendment No. 4 to the Second Notes, dated April 15, 2023.
10.3	Form of Amendment No. 1 to the A&R Registration Rights Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.
Dated: April 20, 2023	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer